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                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON D.C. 20549

                    ----------------------------------


                                 FORM 8-K



                              CURRENT REPORT
                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):
                             October 25, 1994

                    -----------------------------------

                                TEXACO INC.
          (Exact name of registrant as specified in its charter)



         Delaware                        1-27                74-1383447
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
        incorporation)                  Number)         Identification Number)

   2000 Westchester Avenue,                                    10650
    White Plains, New York                                   (Zip Code)
(Address of principal executive offices)



                                (914) 253-4000

               (Registrant's telephone number, including area code)


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


Item 5. Other Events
- --------------------

1.   On October 25, 1994, the Registrant issued an Earnings Press
     Release entitled "Texaco Reports Results for Third Quarter and Nine Months 1994," a copy of which is attached hereto as
     Exhibit 99.1 and made a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and
- -----------------------------------------------------------------
Exhibits
- --------

(c)  Exhibits

     99.1 Press Release issued by Texaco Inc. dated October 25,
          1994, entitled "Texaco Reports Results for the Third
          Quarter and Nine Months 1994."

                                SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                TEXACO INC.
                                           ---------------------
                                               (Registrant)





                                        By:       R. E. KOCH
                                           ---------------------
                                            (Assistant Secretary)





Date:  October 25, 1994
       ----------------

                                                     APPENDIX



Description of graphic material included in Exhibit 99.1.

The following information is depicted in graphic form in a Press
Release issued by Texaco Inc. dated October 25, 1994, entitled
"Texaco Reports Results for the Third Quarter and Nine Months 1994" filed as Exhibit 99.1 to this Form 8-K:


1.   The first graph is located within the seventh paragraph of
     Exhibit 99.1. Graph is entitled "Texaco Average U.S. Natural Gas Price Per Quarter" and is shown in dollars per MCF by quarter for the year 1993 and first three quarters of 1994. The Y axis depicts dollars per MCF from $0.00 to $3.00 with $.50 increments. The X axis depicts the calendar quarters for the year 1993 and first three quarters of 1994. The plot points are as follows:

     First Quarter 1993    -    $1.99 per MCF
     Second Quarter 1993   -    $2.26 per MCF
     Third Quarter 1993    -    $2.17 per MCF
     Fourth Quarter 1993   -    $2.34 per MCF
     First Quarter 1994    -    $2.32 per MCF
     Second Quarter 1994   -    $2.02 per MCF
     Third Quarter 1994    -    $1.84 per MCF

The following summary information is also depicted at the bottom of the graph:

     Nine Months 1993      -    $2.14 per MCF
     Nine Months 1994      -    $2.05 per MCF


2.   The second graph is also located within the seventh paragraph of
     Exhibit 99.1. Graph is entitled "Texaco Average U.S. Crude Price Per Quarter" and is shown in dollars per barrel by quarter for the year 1993 and first three quarters of 1994.
     The Y axis depicts dollars per barrel from $10.00 to $18.00 with $2.00 increments. The X axis depicts the calendar quarters for the year 1993 and first three quarters of 1994.
     The plot points are as follows:

     First Quarter 1993    -    $15.46 per barrel
     Second Quarter 1993   -    $15.70 per barrel
     Third Quarter 1993    -    $13.55 per barrel
     Fourth Quarter 1993   -    $12.36 per barrel
     First Quarter 1994    -    $11.02 per barrel
     Second Quarter 1994   -    $13.45 per barrel
     Third Quarter 1994    -    $14.82 per barrel

The following summary information is also depicted at the bottom of the graph:

     Nine Months 1993      -    $14.90 per barrel
     Nine Months 1994      -    $13.10 per barrel


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